                                                                   Exhibit 10.52

                                PHARMACOPEIA/MSI
               EXECUTIVE DEFERRED COMPENSATION PLAN RECOMMENDATION
                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

PLAN SUMMARY:

The Pharmacopeia Deferred Compensation Plan is designed to allow key executives and members of the Board of Directors to defer compensation from federal taxes and to provide a vehicle for tax-deferred investment growth. It also functions as a retention mechanism through the use of a vesting schedule for Company-made matches and bonus awards. The planned effective date of the plan is 1/1/00.

PARTICIPANT ELIGIBILITY:

Participation in this plan is restricted to full, US-based Vice Presidents of the Company and members of its Board of Directors, and includes the below named eligible participants who represent approximately 3.5% of the total US-based employee population. New participants must be approved by the Board of Directors.

SCHEDULE OF CURRENT PARTICIPANTS:

Joe Mollica-CEO, Saiid Zarrabian-COO, Bruce Myers-CFO, Jack Baldwin-CSO, Tom Carney-General Counsel, Steve Herbert-MSI VP Life Sciences Software Sales, Akira Niwayama-VP Asia Pacific Operations, John Newsam-MSI CSO, Steve Spearman-EVP Drug Discovery Services, Dick Walsh-SVP Business Dev & Mktg, Scott Kahn-VP Life Sciences Software R&D, John Babiak-VP, Technology, Frank Baldino-BOD Member, Paul Bartlett-BOD Member, Peter Booth-BOD Member, Gary Costley-BOD Member, Edith Martin-BOD Member, Charles Sanders-BOD Member

ANNUAL DEFERRAL AMOUNTS & ELECTION TIMING:

The deferred compensation arrangement will be provided as a benefit enhancement for key executives and members of the Board of Directors allowing deferrals of up to 100% of annual compensation. Deferral elections must be made prior to January 1st of the year in which the deferred compensation is earned.

INVESTMENT OPTIONS:

Deferrals will be invested into the Merrill Lynch- trusteed permissible investment options under the oversight of Merrill Lynch and at the direction of the participant. Individuals may direct their deferrals into stocks, bonds and/or preferreds that meet Merrill Lynch Trust requirements (must be rated by S&P or Moody's: stock as B+ or higher, and debt securities as BBB or higher, commercial paper as A2 or higher). In addition, the following summarizes the Merrill Lynch mutual fund options:


    ----------------------- ----------------------- ---------------------- --------------------
    Aim                     Dreyfus                 Lord Albert            Provident
    ----------------------- ----------------------- ---------------------- --------------------
    Alger                   Eaton Vance             Mainstay Funds         Putnam
    ----------------------- ----------------------- ---------------------- --------------------
    Alliance Capital        Evergreen               Merrill Lynch          Saloman Bros
    ----------------------- ----------------------- ---------------------- --------------------
    American Funds          Federated Investors     MFS                    Seligman
    ----------------------- ----------------------- ---------------------- --------------------
    Aquila                  Fidelity Advisor        Montgomery             Stagecoach
    ----------------------- ----------------------- ---------------------- --------------------
    Blackrock               Forum funds             Munder                 Statestreet
    ----------------------- ----------------------- ---------------------- --------------------
    Calamos                 FPA Funds               Nations Funds          SunAmerica
    ----------------------- ----------------------- ---------------------- --------------------
    Calvert                 Franklin/Templeton      New England Funds      Van Eck
    ----------------------- ----------------------- ---------------------- --------------------
    Chase Vista             GAM Funds               Northstar Funds        Van Kampen
    ----------------------- ----------------------- ---------------------- --------------------
    Cohen & Steers          Hartford Funds          Nuveen                 Victory Funds
    ----------------------- ----------------------- ---------------------- --------------------
    Conseco                 Ivy Funds               Oppenheimer
    ----------------------- ----------------------- ---------------------- --------------------
    Countrywide             John Hancock            Pacific Capital
    ----------------------- ----------------------- ---------------------- --------------------
    Davis Funds             Jundt Funds             Phoenix
    ----------------------- ----------------------- ---------------------- --------------------
    Dean Funds              Kemper                  Pilgrim America
    ----------------------- ----------------------- ---------------------- --------------------
    Delaware Voyager        Kopp Funds              Pimco
    ----------------------- ----------------------- ---------------------- --------------------
    Deutche Funds           Liberty Funds           Pioneer Funds
    ----------------------- ----------------------- ---------------------- --------------------


COMPANY CONTRIBUTIONS:

MATCHING CONTRIBUTIONS: At its discretion, the Company may recommend to the Board of Directors that it make a discretionary matching contribution of up to $5,000 annually per eligible participant. This contribution will be contingent upon the individual participant making an equivalent annual salary deferral during the plan year for which the match would be awarded. The maximum 1999 annual payment amount at 100% of eligible participant participation and at a 100% award-level would have been approximately $90,000.

BONUS CONTRIBUTIONS: Participants will be eligible for a bonus contribution based upon the stock performance of Pharmacopeia relative to the performance of the Wilshire Small Cap Index*. The bonus will be awarded based upon Pharmacopeia stock out-performing the above named and chosen index on a percentage over percentage basis. For each percentage point that Pharmacopeia stock out-performs the above named and chosen index, the participant will be eligible to receive a bonus equivalent to that percentage of his/her base salary or director's fees up to a maximum bonus

                                PHARMACOPEIA/MSI
               EXECUTIVE DEFERRED COMPENSATION PLAN RECOMMENDATION
                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS


award of 20% of base salary or of director's fees. Bonus achievement will be determined based upon stock versus index performance on a calendar year basis (growth or decline between 1/1 and 12/31of a given year). The maximum 1999 annual payment amount at a 100% award-level would have been approximately $540,000. In the event that Pharamcopeia Inc. has negative stock price performance for a given year, the Board of Directors reserves the right to make a discretionary determination regarding whether or not a bonus contribution payment is to be made and to its amount, even if such stock price performance is better than the Wilshire Small Cap Index.

VESTING SCHEDULE: Company-made Matching Contributions and Bonus Contributions will vest over 3-years at 33 1/3% per year. Vesting will be rolling and commence on the date the contribution is made on behalf of the eligible individual.

         EXAMPLE- BONUS CONTRIBUTION SCHEDULE: THE FOLLOWING ILLUSTRATES WHAT PAYMENTS TO THE PLAN WOULD HAVE BEEN USING PREVIOUS YEARS' RESULTS AND AN AVERAGE BASE SALARY OF $150,000.


---------------- --------------- ------------------ ---------------- -------------------
     YEAR         PCOP AVERAGE    WILSHIRE SMALL         PCOP         ESTIMATED BONUS
                  PERFORMANCE        CAP INDEX        PERFORMANCE       CONTRIBUTION
                                      AVERAGE         RELATIVE TO          AWARD
                                    PERFORMANCE     WILSHIRE SMALL
                                                       CAP INDEX
---------------- --------------- ------------------ ---------------- -------------------
YTD 1999             48.70%           10.15%            38.55%                 $540,000
---------------- --------------- ------------------ ---------------- -------------------
1998                -41.98%            4.13%            -46.12%                $      0
---------------- --------------- ------------------ ---------------- -------------------
1997                -17.42%           25.42%            -42.84                 $      0
---------------- --------------- ------------------ ---------------- -------------------
1996                -30.80%           19.36%            -50.16%                $      0
---------------- --------------- ------------------ ---------------- -------------------


*THE WILSHIRE SMALL CAP INDEX MEASURES 250 COMPANIES WITH AN AVERAGE MARKET CAPITALIZATION OF $933MM. IT PROVIDES A BROAD REPRESENTATION OF INDUSTRY SECTORS AND HAS DEMONSTRATED A HIGH CORRELATION WITH OTHER SMALL CAP INDICES. THE INDEX WAS CREATED IN 1980 AND WAS DESIGNED SPECIFICALLY TO REFLECT THE TRUE CHARACTER OF THE SMALL CAP MARKET SEGMENT.

PLAN DISTRIBUTIONS:

Distributions may be made at either in a lump sum on a pre-determined date as directed by the participant at the time of deferral or at termination of employment.

PLAN ADMINISTRATION:

The deferred compensation plan will be approved and administered at the direction of the Compensation Committee of Pharmacopeia's Board of Directors. The record-keeping administration will be conducted by PenCal Inc., a third-party administration service provider based in San Ramon, CA. The estimated annual administration charge of the plan is approximately $2,500.